SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 24, 2003


                            Daleen Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                         0-27491            65-0944514
      ----------------------------        --------------     -------------------
     (State or other jurisdiction           (Commission         (IRS Employer
     of incorporation)                      File Number)     Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida          33487
           --------------------------------------------------------- -----------
               (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000

Item 9.     (Information Furnished Pursuant to Item 12, Results of Operations
                 and Financial Condition)

               The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

               The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

               On July 24, 2003, Daleen Technologies, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DALEEN TECHNOLOGIES, INC.


                                               By:    /s/ Jeanne T. Prayther
                                                      --------------------------
                                                      Jeanne T. Prayther
                                                      Chief Financial Officer

          Dated:  July 24, 2003